ONTRACK CORE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 13.9%
	FIXED INCOME - 13.9%
225,000	WisdomTree Floating Rate Treasury Fund	$ 11,310,750

	TOTAL EXCHANGE-TRADED FUNDS (Cost $11,332,698)	11,310,750

	SHORT-TERM INVESTMENTS — 86.0%
	MONEY MARKET FUNDS - 86.0%
34,981,151	Fidelity Government Portfolio, Class I, 4.71%(a)	34,981,151
34,981,152	First American Government Obligations Fund, Class Z, 4.60%(a)	34,981,152
	TOTAL MONEY MARKET FUNDS (Cost $69,962,303)	69,962,303

	TOTAL SHORT-TERM INVESTMENTS (Cost $69,962,303)	69,962,303

	TOTAL INVESTMENTS - 99.9% (Cost $81,295,001)	$ 81,273,053
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	47,299
	NET ASSETS - 100.0%	$ 81,320,352

(a)	Rate disclosed is the seven day effective yield as of March 31, 2023.